UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                    SEPTEMBER 20, 2000 (SEPTEMBER 20, 2000)

                               AMC FINANCIAL, INC.
              Exact Name of Registrant as Specified in its Charter


       DELAWARE                    0-27314                    11-2994671
       State of             Commission File Number         I.R.S. Employer
   Incorporation or                                       Identification No.
     Organization


        11111 WILCREST GREEN
             SUITE 250                                   77042
           HOUSTON, TEXAS                              (Zip Code)
   Address of Principal Executive
              Offices

                                 (713) 787-0100
                         Registrant's telephone number,
                               including area code
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

See Item 5.

ITEM 5.  OTHER EVENTS.

At a special meeting on September 20, 2000, the Board of Directors of the Company declared that an initial liquidation dividend in the amount of $3.80 per share shall be paid on or about October 18, 2000, to shareholders of record on October 2, 2000. The Board of Directors declared this dividend pursuant to the plan of liquidation and dissolution approved by the shareholders of the Company at the annual meeting of shareholders on September 12, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Exhibits.  The following exhibits are filed as part of this report:

            None.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 20, 2000

                                   AMC FINANCIAL, INC.


                                   By: /S/ D. RICHARD THOMPSON
                                           D. Richard Thompson
                                           Chief Executive Officer and President

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